Exhibit 10.8

Enphys Acquisition Corp.
216 East 45th Street, 13th Floor
New York, New York 10017

October [•], 2021

[Subscriber]
[Notice Address]
[City, State Zip]

Re:	Subscription Agreement

Ladies and Gentlemen:

Reference is made to that certain Subscription Agreement of even date herewith by and between the Company and Subscriber (the “Subscription Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Subscription Agreement.

The Company has advised Subscriber that the number of Public Units to be issued in the IPO may increase.  In connection therewith, the parties hereto desire to fix the number of Public Units to be purchased by Subscriber in accordance with the Subscription Agreement as well as the number of Class B Shares to be issued to Subscriber in respect thereof.

Accordingly, in the event that more than 25,000,000 Public Units are offered pursuant to the IPO (excluding any Public Units sold as a result of the exercise of the Over-Allotment Option), in lieu of the percentage of Public Units and Class B Shares to be purchased by or issued to Subscriber, as applicable, set forth in the Subscription Agreement, and without derogating from any of the other terms or conditions of the Subscription Agreement, the parties hereto agree that Subscriber shall be issued [________] Class B Shares, subject to and conditioned upon [Subscriber / the Subscriber Group in the aggregate] purchasing in the IPO the lesser of (x) [1,225,000 / 2,475,000] Public Units and (y) a number of Public Units representing not more than [4.99% / 9.99%] of the total number of Public Units offered pursuant to the IPO, in each case in accordance with, and subject to the terms and conditions of, the Subscription Agreement.

In the event of a conflict between the terms of the Subscription Agreement and this letter agreement, the terms of this letter agreement shall control.

(Signature page follows)

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

COMPANY

Enphys Acquisition Corp.

By:
Name:
Title:

Acknowledged and Agreed:

SUBSCRIBER

[Subscriber]

By:
Name:
Title:

Acknowledged and Agreed:

Enphys Acquisition Sponsor LLC

By:
Name:
Title: